SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                           ------------------------

                                   FORM 8-K

                                Current Report
                    Pursuant To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               February 20, 2003
               Date of Report (date of earliest event reported)


                                   SLI, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                   Oklahoma
                (State or Other Jurisdiction of Incorporation)


                              0-25848 73-1412000
          (Commission File Number) (IRS Employer Identification No.)


                500 Chapman Street, Canton, Massachusetts 02021
         (Address of Principal Executive Offices, Including Zip Code)


                                (781) 828-2948
             (Registrant's Telephone Number, Including Area Code)


ITEM 5.  OTHER EVENTS

         On February 21, 2003, SLI, Inc. (the "Company") announced that, on February 20, 2003, the U.S. Bankruptcy Court for the District of Delaware approved on an interim basis the Company's request to replace its outstanding secured revolving debtor-in-possession ("DIP") credit facility with a replacement DIP credit facility of up to $35 million. The replacement DIP credit facility is being provided by affiliates of M Capital, a New York based private equity fund, and by a consortium of banks, including Fleet National Bank.

         A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         Exhibit 99.1    Press Release dated February 21, 2003.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2003                        SLI, INC.
                                                (Registrant)


                                                By: /s/ Robert J. Mancini
                                                    -----------------------
                                                    Robert J. Mancini
                                                    Chief Financial Officer

                                                                  Exhibit 99.1


PRESS                                                         SLI INC
INFORMATION                                             Corporate Headquarters
                                                        500 Chapman Street
                                                        Canton, MA 02021
                                                        Tel. 781-828-2948
                                                        Fax 781-828-2012



Company Contact:  Robert Mancini or Brian Whittman at (781) 828-2948

               Summary: BANKRUPTCY COURT GRANTS INTERIM APPROVAL OF REPLACEMENT DIP CREDIT FACILITY

FOR IMMEDIATE RELEASE

CANTON, Mass., Feb. 20, SLI, Inc. ("SLI" or the "Company") announced today that the United States Bankruptcy Court approved on an interim basis the Company's request to replace its outstanding secured revolving debtor-in-possession ("DIP") credit facility with a replacement DIP credit facility of up to $35 million. The replacement DIP credit facility is being provided by affiliates of M Capital, a New York based private equity fund, and by a consortium of banks, including Fleet National Bank. The replacement DIP credit facility will be used to repay the outstanding balance of the Company's current DIP credit facility and provide the Company with liquidity in the operation of its business.

The Company has been operating under chapter 11 protection since September 9, 2002. While no reorganization plan has been finalized, SLI continues to believe that it is unlikely that there will be any recovery for the Company's stockholders.

SLI, Inc., based in Canton, MA, is a vertically integrated designer, manufacturer and seller of lighting systems, which are comprised of lamps and fixtures. The Company offers a complete range of lamps (incandescent, fluorescent, compact fluorescent, high intensity discharge, halogen, miniature incandescent, neon, LED and special lamps). The Company also offers a comprehensive range of fixtures. The Company serves a diverse international customer base and markets, has 35 plants in 11 countries and operates throughout the world. The Company believes that it is also the #1 global supplier of miniature lighting products for automotive instrumentation.

Statements in this release may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect assumptions and involve risks and uncertainties that may affect the Company's business and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors and risks that may affect the Company's future results are the ability of the Company to successfully: conclude financial and operational reorganization of the Company in the Chapter 11 process; continue to operate in the ordinary course and manage its relationships with its creditors, including its lenders, note holders, vendors and suppliers, employees and customers given the Company's financial condition; sell all or parts of the Company; reduce costs and improve cash flow; limit the Company's vulnerability to general adverse economic conditions; sell and market its products worldwide; retain sole source and other limited source supplies; find suitable manufacturers to which the Company can outsource certain of its products; continue to protect its intellectual property; and the Company's ability to manage other uncertainties and risk factors, such as those described from time to time in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 30, 2001 and Quarterly Report on Form 10-Q for the period ended September 30, 2002.

For more information, visit our website: http://www.sliinc.com.